Exhibit 99.1
VOLCANO CORPORATION REPORTS SECOND QUARTER RESULTS
REVENUES INCREASE 30 PERCENT VERSUS FIRST QUARTER 2006
     (RANCHO CORDOVA, CA), August 8, 2006—Volcano Corporation (NASDAQ: VOLC), a leading provider of intravascular ultrasound (IVUS) and functional measurement (FM) products to enhance the diagnosis and treatment of vascular and structural heart disease, today announced results for the second quarter of 2006, its first quarter as a publicly traded company.
     For the quarter ended June 30, 2006, Volcano reported revenues of $25.9 million, a nine percent increase over revenues of $23.8 million in the same quarter a year ago. Included in the results for the second quarter of 2005 are revenues related to the addition of a new distributor in Japan. Excluding those revenues, year-over-year revenue growth in the second quarter of 2006 would have been approximately 30 percent. Revenues in the first quarter of 2006 were $19.9 million.
     Volcano reported a net loss on a GAAP basis of $4.2 million, or $0.41 per share, versus a net loss of $2.7 million, or $0.40 per share, in the same period a year ago. The company recorded a non-recurring, non-cash charge of $1.2 million in the second quarter of 2006 reflecting accelerated costs resulting from the early extinguishment of debt in connection with its initial public offering. Non-cash stock-based compensation expense in the second quarter of 2006 was $796,000 compared with $346,000 in the second quarter a year ago. Excluding the non-recurring charge related to the debt repayment and stock-based compensation expense, Volcano reported a net loss of $2.1 million, or $0.21 per share, in the second quarter of 2006, versus a net loss of $2.3 million, or $0.35 per share, in the same period a year ago. Weighted average shares outstanding increased to 10.1 million from 6.7 million a year ago, a result of the company’s IPO. A reconciliation of GAAP and non-GAAP operating results is provided later in this release.
     “Volcano had an excellent quarter, marked by a strong financial performance and major milestones in our product development and clinical trial programs,” said Scott Huennekens, president and chief executive officer.
     “Our revenues benefited from a 34 percent increase in IVUS disposable sales year-over-year. We experienced growth with our IVUS catheters across all of our key geographies and our results reflect our ability to grow market share and what we believe is the growing adoption of IVUS technology,” Huennekens said.

Volcano Corporation Reports Second Quarter Results
     “In addition, we have realized several key milestones in our programs designed to continue our market penetration,” he noted. “We launched our s5 IVUS console with real time virtual histology in both the U.S. and Europe and have recently received regulatory approval for the s5 in Japan. In addition, we completed regulatory requirements in order to market the s5i in the U.S. and Europe and began to roll out that offering in those geographies.”
     Huennekens said the company also finalized its agreement with General Electric related to Volcano’s IVUS console that can be integrated into GE’s Innova cath lab, and the company expects to receive 510(k) clearance during the current quarter. Volcano also finalized its software development and license agreement with Paieon to develop IVUS and angiographic co-registration on Volcano consoles. Called Angio-IVUS Mapping (AIM), this feature will be available on Volcano’s IVG IVUS console later this year. The company also said it plans to introduce its Revolution rotational catheter before the end of the quarter.
     In the clinical trial area, Volcano said it had completed baseline patient enrollment in its 3,000-patient Volcano VH Registry and the 700-patient PROSPECT trials. The VH registry is a non-randomized prospective global study that is exploring the correlation of plaque characteristics with patient demographics, clinical presentation and cardiac risk factors. The PROSPECT trial is a study being done in collaboration with Abbott Vascular (formerly Guidant) to study the natural history of plaque in acute coronary syndrome patients.
     For the first six months of 2006, Volcano reported revenues of $45.7 million, a 14 percent increase over revenues of $40.3 million in the same period a year ago. For the first six months of 2006, the company reported a net loss on a GAAP basis of $10.5 million, or $1.24 per share, versus a net loss of $6.5 million, or $0.98 per share, in the same period a year ago. Excluding the non-recurring, non-cash charge related to the debt payment, as well as stock-based compensation expense, the company reported a net loss of $7.8 million, or $0.92 per share, in the first six months of 2006 versus a net loss of $5.4 million, or $0.82 per share, in the same period a year ago. Weighted average shares outstanding were 8.5 million in the first half of 2006 versus 6.6 million in the first half of 2005.
     Volcano completed its IPO in June 2006, selling 7.8 million shares—including the underwriters’ overallotment option—and raising net proceeds of approximately $54.5 million.

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Volcano Corporation Reports Second Quarter Results
Guidance for Fiscal 2006
     Volcano expects revenues of $94.0 million for fiscal 2006. The company expects gross margin for 2006 will be 56-57 percent on a GAAP basis. The company expects to report a net loss on a GAAP basis of $0.75 per share, assuming 20.8 million weighted average shares outstanding. This includes a non-recurring, non-cash charge of $1.2 million related to the debt repayment and non-cash stock-based compensation expense of approximately $3.2 million. Excluding the non-recurring charge related to the debt repayment, and stock-based compensation expense, the company expects to report a net loss of $0.54 per share.
Conference Call
     The company will hold a conference call today at 2 p.m., Pacific Daylight Time (5 p.m. Eastern Daylight Time). The teleconference can be accessed by calling (913) 981-5523, or via the investor relations section of the company’s website at http://www.volcanocorp.com. Please dial in or access the website 10-15 minutes prior to the beginning of the call. A replay of the conference call will be available until August 15 at (719) 457-0820, passcode 4993701, and via the company’s website.
Volcano Corporation
     Founded in 2000, Volcano Corporation develops, manufactures and commercializes a broad suite of intravascular ultrasound and functional measurement products that enhance the diagnosis and treatment of vascular and structural heart disease. For more information, visit the company’s website at www.volcanocorp.com.
Use of Non-GAAP Financial Measure
     This press release includes certain non-GAAP financial information as defined by the U.S. Securities and Exchange Commission Regulation G. Pursuant to the requirements of this regulation, a reconciliation of this non-GAAP financial information to our financial statements as prepared under generally accepted accounting principles in the United States (GAAP) is included in this press release. Non-GAAP financial measures provide an indication of our performance before certain charges. Our management believes that in order to properly understand our short-term and long-term financial trends, investors may wish to consider the impact of these charges. These charges result from facts and circumstances that vary in frequency and/or impact on continuing operations. Our management believes that these items should be excluded when comparing our current operating results with those of prior periods as the write-off of deferred debt issuance costs, which resulted from the repayment of certain debt in

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Volcano Corporation Reports Second Quarter Results
connection with our initial public offering, will not impact future operating results, and stock-based compensation is a non-cash expense. In addition, our management uses results of operations before these certain charges to evaluate the operational performance of the company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial measure in accordance with GAAP.
     This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this press release regarding Volcano’s business that are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Specifically, statements regarding the company’s financial guidance for 2006, expectations regarding product development and clinical trial programs, regulatory approvals and current and potential partnerships are forward-looking statements involving risks and uncertainties. Forward-looking statements are based on management’s current, preliminary expectations and are subject to risks and uncertainties, which may cause Volcano’s results to differ materially from the statements contained herein. The potential risks and uncertainties that could cause actual results to differ from the results predicted are detailed in the section, “Risk Related to Our Business and Industry,” in the company’s S-1 filed with the Securities and Exchange Commission. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Volcano undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.
Contacts:
John Dahldorf
Chief Financial Officer
Volcano Corporation
(916) 638-8008
or
Neal Rosen
Kalt Rosen & Co.
(415) 397-2686

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VOLCANO CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(Unaudited)

	December 31,	June 30,
	2005	2006

Assets
Current assets:
Cash and cash equivalents	$15,219	$30,625
Accounts receivable, net	16,001	15,709
Inventories	10,155	10,764
Prepaid expenses and other current assets	1,416	1,013

Total current assets	42,791	58,111
Restricted cash	309	348
Property and equipment, net	9,885	8,984
Intangible assets, net	14,645	13,183
Other non-current assets	838	340

	$68,468	$80,966

Liabilities, Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$11,119	$6,336
Accrued compensation	4,437	4,933
Accrued expenses and other current liabilities	4,955	3,850
Deferred revenues	2,173	1,669
Current maturities of long-term debt	3,114	2,397

Total current liabilities	25,798	19,185
Long-term debt	27,236	1,203
Deferred license fee from a related party	1,625	1,500
Other	217	267

Total liabilities	54,876	22,155
Convertible preferred stock	63,060	—
Stockholders’ equity (deficit)	(49,468)	58,811

	$68,468	$80,966

VOLCANO CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2006	2005	2006
Revenues	$23,783	$25,863	$40,250	$45,735
Cost of revenues	12,180	11,468	19,339	19,688

Gross profit	11,603	14,395	20,911	26,047

Operating expenses:
Selling, general and administrative	8,471	11,613	16,545	23,258
Research and development	3,398	4,317	6,275	8,870
Amortization of intangibles	759	777	1,510	1,551

Total operating expenses	12,628	16,707	24,330	33,679

Operating loss	(1,025)	(2,312)	(3,419)	(7,632)
Interest expense	(1,364)	(2,454)	(2,678)	(3,766)
Interest and other income (expense), net	(271)	589	(396)	880

Loss before provision for income taxes	(2,660)	(4,177)	(6,493)	(10,518)
Provision (benefit) for income taxes	12	(14)	20	19

Net loss	$(2,672)	$(4,163)	$(6,513)	$(10,537)

Net loss per share — basic and diluted	$(0.40)	$(0.41)	$(0.98)	$(1.24)

Weighted-average shares outstanding — basic and diluted	6,652	10,077	6,624	8,493

VOLCANO CORPORATION
RECONCILIATION OF GAAP AND NON-GAAP OPERATING RESULTS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30, 2006
		Stock-based	Write-off of
		compensation	deferred debt	Non-GAAP
	GAAP results	expense	issuance costs	results
Revenues	$25,863	$—	$—	$25,863
Cost of revenues	11,468	(68)	—	11,400

Gross profit	14,395	68	—	14,463

Operating expenses:
Selling, general and administrative	11,613	(601)	—	11,012
Research and development	4,317	(127)	—	4,190
Amortization of intangibles	777	—	—	777

Total operating expenses	16,707	(728)	—	15,979

Operating loss	(2,312)	796	—	(1,516)
Interest expense	(2,454)	—	1,246	(1,208)
Interest and other income (expense), net	589	—	—	589

Loss before provision for income taxes	(4,177)	796	1,246	(2,135)
Provision (benefit) for income taxes	(14)	—	—	(14)

Net loss	$(4,163)	$796	$1,246	$(2,121)

Net loss per share — basic and diluted	$(0.41)	$0.08	$0.12	$(0.21)

Weighted-average shares outstanding — basic and diluted	10,077			10,077

	Three Months Ended June 30, 2005
		Stock-based	Write-off of
		compensation	deferred debt	Non-GAAP
	GAAP results	expense	issuance costs	results
Revenues	$23,783	$—	$—	$23,783
Cost of revenues	12,180	(65)	—	12,115

Gross profit	11,603	65	—	11,668

Operating expenses:
Selling, general and administrative	8,471	(207)	—	8,264
Research and development	3,398	(74)	—	3,324
Amortization of intangibles	759	—	—	759

Total operating expenses	12,628	(281)	—	12,347

Operating loss	(1,025)	346	—	(679)
Interest expense	(1,364)	—	—	(1,364)
Interest and other income (expense), net	(271)	—	—	(271)

Loss before provision for income taxes	(2,660)	346	—	(2,314)
Provision (benefit) for income taxes	12	—	—	12

Net loss	$(2,672)	$346	$—	$(2,326)

Net loss per share — basic and diluted	$(0.40)	$0.05		$(0.35)

Weighted-average shares outstanding — basic and diluted	6,652			6,652

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial information as defined by the U.S. Securities and Exchange Commission Regulation G. Pursuant to the requirements of this regulation, a reconciliation of this non-GAAP financial information to our financial statements as prepared under generally accepted accounting principles in the United States (GAAP) is included in this press release. Non-GAAP financial measures provide an indication of our performance before certain charges. Our management believes that in order to properly understand our short-term and long-term financial trends, investors may wish to consider the impact of these charges. These charges result from facts and circumstances that vary in frequency and/or impact on continuing operations. Our management believes that these items should be excluded when comparing our current operating results with those of prior periods as the write-off of deferred debt issuance costs, which resulted from the repayment of certain debt in connection with our initial public offering, will not impact future operating results, and stock-based compensation is a non-cash expense. In addition, our management uses results of operations before certain charges to evaluate the operational performance of the company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.

VOLCANO CORPORATION
RECONCILIATION OF GAAP AND NON-GAAP OPERATING RESULTS
(in thousands, except per share data)
(Unaudited)

	Six Months Ended June 30, 2006
		Stock-based	Write-off of
		compensation	deferred debt	Non-GAAP
	GAAP results	expense	issuance costs	results
Revenues	$45,735	$—	$—	$45,735
Cost of revenues	19,688	(136)	—	19,552

Gross profit	26,047	136	—	26,183

Operating expenses:
Selling, general and administrative	23,258	(1,107)	—	22,151
Research and development	8,870	(242)	—	8,628
Amortization of intangibles	1,551	—	—	1,551

Total operating expenses	33,679	(1,349)	—	32,330

Operating loss	(7,632)	1,485	—	(6,147)
Interest expense	(3,766)	—	1,246	(2,520)
Interest and other income (expense), net	880	—	—	880

Loss before provision for income taxes	(10,518)	1,485	1,246	(7,787)
Provision (benefit) for income taxes	19	—	—	19

Net loss	$(10,537)	$1,485	$1,246	$(7,806)

Net loss per share — basic and diluted	$(1.24)	$0.17	$0.15	$(0.92)

Weighted-average shares outstanding — basic and diluted	8,493			8,493

	Six Months Ended June 30, 2005
		Stock-based	Write-off of
		compensation	deferred debt	Non-GAAP
	GAAP results	expense	issuance costs	results
Revenues	$40,250	$—	$—	$40,250
Cost of revenues	19,339	(128)	—	19,211

Gross profit	20,911	128	—	21,039

Operating expenses:
Selling, general and administrative	16,545	(794)	—	15,751
Research and development	6,275	(173)	—	6,102
Amortization of intangibles	1,510	—	—	1,510

Total operating expenses	24,330	(967)	—	23,363

Operating loss	(3,419)	1,095	—	(2,324)
Interest expense	(2,678)		—	(2,678)
Interest and other income (expense), net	(396)	—	—	(396)

Loss before provision for income taxes	(6,493)	1,095	—	(5,398)
Provision (benefit) for income taxes	20	—	—	20

Net loss	$(6,513)	$1,095	$—	$(5,418)

Net loss per share — basic and diluted	$(0.98)	$0.16		$(0.82)

Weighted-average shares outstanding — basic and diluted	6,624			6,624

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial information as defined by the U.S. Securities and Exchange Commission Regulation G. Pursuant to the requirements of this regulation, a reconciliation of this non-GAAP financial information to our financial statements as prepared under generally accepted accounting principles in the United States (GAAP) is included in this press release. Non-GAAP financial measures provide an indication of our performance before certain charges. Our management believes that in order to properly understand our short-term and long-term financial trends, investors may wish to consider the impact of these charges. These charges result from facts and circumstances that vary in frequency and/or impact on continuing operations. Our management believes that these items should be excluded when comparing our current operating results with those of prior periods as the write-off of deferred debt issuance costs, which resulted from the repayment of certain debt in connection with our initial public offering, will not impact future operating results, and stock-based compensation is a non-cash expense. In addition, our management uses results of operations before certain charges to evaluate the operational performance of the company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.